UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2016 (January 8, 2016)

EQT GP Holdings, LP

(Exact name of registrant as specified in its charters)

DELAWARE	001-37380	30-0855134
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry Into a Material Definitive Agreement.

Ohio Valley Connector Transportation Service Agreement

On January 8, 2016, Equitrans, L.P. (Equitrans), an indirect wholly owned subsidiary of EQT Midstream Partners, LP (EQM), and EQT Energy, LLC (EQT Energy), an indirect wholly owned subsidiary of EQT Corporation (EQT), entered into a Transportation Service Agreement for approximately 650 BBtu per day of firm transportation capacity on EQM’s proposed Ohio Valley Connector (OVC) pipeline (Agreement).  The Agreement has a term of 20 years commencing on the first day of the month immediately following the date on which Equitrans is authorized by the Federal Energy Regulatory Commission (FERC) to commence service on the OVC facilities and Equitrans is first able, in its reasonable judgment, to render service to EQT Energy on the OVC facilities.

EQT GP Holdings, LP (EQGP) and its subsidiaries currently own (a) 100% of EQM’s general partner, which owns an approximately 1.8% general partner interest and all incentive distribution rights in EQM; and (b) an approximately 27.6% limited partner interest in EQM.  At present, EQT indirectly owns (i) 100% of EQGP’s general partner, which allows EQT to control EQGP and EQM; and (ii) an approximately 90.1% limited partner interest in EQGP.

The above summary does not purport to be a complete description of the Agreement and is qualified in its entirety by the contents of the complete Transportation Service Agreement, a copy of which will be filed as an exhibit to EQM’s Annual Report on Form 10-K for the year ended December 31, 2015 and incorporated by reference into EQGP’s Annual Report on Form 10-K for the year ended December 31, 2015.  EQM filed a Precedent Agreement related to the same OVC firm transportation capacity as Exhibit 10.2 to EQM’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.

Item 7.01.                                        Regulation FD Disclosure.

On December 30, 2015, EQM received the FERC certificate authorizing EQM to construct and operate the OVC facilities.  The OVC is expected to be in-service by year-end 2016.

CAUTIONARY STATEMENTS

Disclosures in this Form 8-K contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this Form 8-K specifically include guidance regarding the proposed OVC pipeline, such as the expected in-service date for the OVC. The forward-looking statements included in this Form 8-K are subject to risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQGP has based these forward-looking statements on current expectations and assumptions about future events. While EQGP considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, most of which are difficult to predict and are beyond EQGP’s control. The risks and uncertainties that may affect the operations, performance and results of EQGP’s and EQM’s business and forward-looking statements include, but are not limited to, those set forth in Part II, Item 1A, “Risk Factors” of EQGP’s Form 10-Q for the quarterly period ended June 30, 2015, as updated by any subsequent Form 10-Qs.

Any forward-looking statement speaks only as of the date on which such statement is made and EQGP does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT GP HOLDINGS, LP

By:	EQT GP Services, LLC,
its general partner

By:	/s/ Philip P. Conti
Philip P. Conti
Senior Vice President and Chief Financial Officer

Date:  January 14, 2016